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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-18966-99, 33-46724-99, 33-50270-99, 33-57675-99,
33-62394-99, 333-17407-99, 333-25857-99, 333-53912-99 and 333-80511-99) of Noble
Corporation of our report dated January 30, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 17, 2003